

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund III,  Ltd. at December 31, 1998,  and its  statement of income for the year then ended and is  qualified in its entirety by reference to the Form 10-K of CNL Income Fund III, Ltd. for the year ended December 31, 1998.
</LEGEND>

<PERIOD-TYPE>                                  year
<FISCAL-YEAR-END>                              Dec-31-1998
<PERIOD-START>                                 Jan-01-1998
<PERIOD-END>                                   Dec-31-1998
<CASH>                                         2,047,140
<SECURITIES>                                   0
<RECEIVABLES>                                  243,117
<ALLOWANCES>                                   153,598
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0 <F1>
<PP&E>                                         14,157,731
<DEPRECIATION>                                 2,738,895
<TOTAL-ASSETS>                                 16,701,732
<CURRENT-LIABILITIES>                          0 <F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     15,870,272
<TOTAL-LIABILITY-AND-EQUITY>                   16,701,732
<SALES>                                        0
<TOTAL-REVENUES>                               1,780,831
<CGS>                                          0
<TOTAL-COSTS>                                  520,871
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                1,736,883
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,736,883
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,736,883
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Due  to the  nature  of its  industry,  CNL  Income  Fund III,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
